The PNC Financial Services Group, Inc. Third Quarter 2008 Earnings Conference Call October 16, 2008 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC reports. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2007 Form 10-K and first and second quarter 2008 Form 10-
Qs, including in the Risk Factors and Risk Management sections, and in our other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of the deconsolidation of BlackRock near the end of third quarter 2006 and the impact of certain types of items. Adjusted results reflect, as applicable, the following types of adjustments: (1) 2006 and earlier periods reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our BlackRock investment on the equity method prior to its deconsolidation; (2) adjusting 2006 periods, as applicable, to exclude the impact of the third quarter 2006 gain on the
BlackRock/MLIM transaction and losses on the repositioning of PNC’s securities and mortgage loan portfolios; (3) adjusting fourth quarter 2006 and
2007 periods to exclude the net mark-to-market adjustments on PNC’s remaining BlackRock LTIP shares obligation and, as applicable, the gain PNC recognized in first quarter 2007 in connection with the company’s transfer of BlackRock shares to satisfy a portion of its BlackRock LTIP shares obligation; (4) adjusting 2007 and 2006 periods to exclude, as applicable, integration costs related to acquisitions and to the BlackRock/MLIM transaction; (5) adjusting 2007 periods, as applicable, for the fourth quarter 2007 Visa litigation charge; and (6) adjusting, as appropriate, for the tax impact of these adjustments. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the 2007 and earlier periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to the amount of the adjustments shown.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Business Model Performed Well
Key Messages
- Solid third quarter 2008 results, full year guidance unchanged
- Sound capital and liquidity positions
- A differentiated balance sheet
High quality securities portfolio
Manageable credit risk
Despite Ongoing Market Volatility, PNC Despite Ongoing Market Volatility, PNC
Remains Focused on the Long Term. Remains Focused on the Long Term.

Capital Flexibility and Strong Liquidity
PNC Is Well-Positioned in Terms of
Capital and Liquidity.
Numbers at period end; average balances are for the three months ended September 30, 2008.  (1) Estimated.
Tier 1 Capital Ratio
1Q08 2Q08 3Q08
7.7%
8.2% 8.2%
Loans/Deposits
88%
Average noninterest-bearing deposits/
Average interest-earning assets
16%
Average securities/Average assets
24%
3Q08 key liquidity measures
6.8%
4Q07
1

A Differentiated Balance Sheet
PNC’s Balance Sheet Well-Positioned for
this Environment.
100%
10
10
22
45
13%
100%
21
52
21
1
5%
% of
total
30 14.3 Other liabilities and interests in other entities
4% $19.3 Noninterest-bearing deposits
10 65.7 Interest-bearing deposits
17 32.1 Borrowed funds
(2) 14.2 Shareholders’ equity
11% $145.6 Total assets
11% $145.6 Total liabilities and shareholders’ equity
(36) 1.9 Loans held for sale
21  29.7 Other assets
9 31.0 Securities available for sale
14 75.2 Loans, net of unearned income
$7.8
Sept 30,
2008
(19)%
% YOY
change
Cash and short-term investments
Category in billions

Securities Available for Sale
PNC’s SAFS Portfolio Quality Is
Consistent with a Moderate Risk Profile.
100%
3
10
19
29
39%
% of
total
$31 Total securities available for sale
9 Non-agency residential mortgage-backed
1 Other (primarily municipals)
6 Commercial mortgage-backed
3 Asset-backed
$12
Sept 30,
2008
Agency residential mortgage-backed
Category in billions
87% Asset-backed
95% Non-agency residential mortgage-backed
99% Commercial mortgage-backed
95% Blended non-agency RMBS, CMBS and ABS
AAA
equivalent
Quality assessment
Expected weighted-
average life
4.7 years
(1) Excluding corporate stocks and other included in “Other.” (2) Rated by at least two nationally recognized rating agencies.
Relatively high levels of
subordination
< 2% of non-agency total
rated BBB or lower equivalent
1
2

0.20%
0.30%
0.62%
0.66%
0.49%
0.57%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.21%
1.09%
1.35%
1.09%
1.22%
1.40%
1.00%
1.15%
1.30%
1.45%
Credit Quality Migration Remained Manageable
PNC’s Credit Metrics Are Consistent with
a Moderate Risk Profile.
Net charge-offs to average loans²
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Allowance for loan and lease losses to loans³
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
% NPA
Net
charge-off
%
Outstanding
(billions)
.91 .34 $34.9 Commercial, including lease financing
1.81 .36 7.9 Comm’l real estate (non-residential)
17.20 11.13 1.8 Commercial residential real estate
1.71 .78 $44.6 Total commercial lending
Loans, net of unearned income
% 90 days past due
.38
.38
.49
.32
Excluding
NPLs
.67 .49 $30.6 Total consumer lending
6.9
8.8
$14.9
.89
.09
.58
Net
charge-off
%
.45 Other
1.18 Residential mortgage
.46 Home equity
Including
NPLs
Outstanding
(billions)
(1) As of September 30, 2008.  Annualized net charge-off percentage is to average loans for the three months ended. (2) Annualized for the three months ended. (3) At period end.
1

(1) For the nine months ended September 30, 2008.  The sum of deposit NII and loan NII equals GAAP net interest income.  Further information regarding revenue mix is provided in the Appendix.
YTD Change vs. 2007
Strong and Diverse Revenue Growth
PNC’s Revenue Mix Is Valuable and
Relies Less on Credit Capital.
Deposit and
other net interest
income
Loan
net interest
income
2%
31%
20%
Corporate
services
13%
Consumer
services and
deposit
charges
10%
Other
11%
Asset
management
13%
Fund
servicing
Total
revenue
$5.5 billion
Net interest income
Noninterest income
Total revenue
Contribution to
total revenue
YTD08
+33%
(9%)
+9%
1

$0
$1
$2
$3
$4
$5
$6
$7
Revenue
+12%
Creating Positive Operating Leverage
$1.2
$1.3
$1.5
2004
2005 2006
Expense
+9%
Compound Annual Growth
(2004-2007, as adjusted)¹
Revenue
> +10%
Expense
+4%
2008 vs. 2007
(2008 full year estimate)
Operating
Leverage
+3%
Operating
Leverage
> +6%
$1.7
2007
PNC’s Disciplined Growth Strategies
Help Drive Positive Operating Leverage.
Adjusted revenue²
Adjusted noninterest expense³
Adjusted net income
4
(1) As reported: revenue 7%, expense 5%, operating leverage 2%. Adjusted amounts are reconciled to GAAP amounts in the Appendix.
(2) As reported $5.5 billion, $6.3 billion, $8.6 billion, $6.7 billion for 2004, 2005, 2006, 2007, respectively.
(3) As reported $3.7 billion, $4.3 billion, $4.4 billion, $4.3 billion for 2004, 2005, 2006, 2007, respectively.
(4) As reported $1.2 billion, $1.3 billion, $2.6 billion, $1.5 billion for 2004, 2005, 2006, 2007, respectively.
Year-to-date 2008 versus 2007 operating leverage for the nine months ended September 30: +2%.

Summary
PNC Remains Committed to Delivering PNC Remains Committed to Delivering
Long Term Value for Our Shareholders. Long Term Value for Our Shareholders.
A relentless focus on:
Maintaining strong capital and liquidity positions
Growing and deepening relationships
Investing for quality growth
Focusing on continuous improvement
Managing capital with discipline
Executing our model

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.
It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC reports. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2007 Form 10-K and our Form 10-Qs for the quarters ended March 31, 2008 and June 30, 2008, including in the Risk Factors and
Risk Management sections of those reports, and in our other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at
www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
oChanges in interest rates and valuations in the debt, equity and other financial markets.
oDisruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
oActions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
oChanges in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
oChanges in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
oChanges resulting from the newly enacted Emergency Economic Stabilization Act of 2008.
A continuation of recent turbulence in significant portions of the global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive landscape.
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads and our view that national economic conditions currently point toward a recession followed by a subdued recovery.
Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and
(e) changes in accounting policies and principles.
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks in addition to those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues. Our acquisition of Sterling Financial Corporation (“Sterling”) presents regulatory and litigation risk, as a result of financial irregularities at Sterling’s commercial finance subsidiary, that may adversely impact our financial results.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, for the nine months ended Sept 30, 2008 Sept 30, 2007 Change
Net interest income $2,831 $2,122 33%
Loan net interest income 1,116 781 43%
Deposit and other net interest income 1,715 1,341 28%
Fund servicing 695                     620                    12%
Asset management 589                     559                    5%
Consumer services 472                     513                    (8%)
Corporate services 547                     533                    3%
Service charges on deposits 271                     258                    5%
Net securities gains (losses) (34)                     (4)                      NM
Other 143                     477                    (70%)
Noninterest income 2,683 2,956 (9%)
Total revenue $5,514 $5,078 9%

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2007 PNC PNC
In millions As Reported  Adjustments (a) As Adjusted
Net interest income $2,915 $2,915
Noninterest income 3,790 $131 3,921
Total revenue 6,705 131 6,836
Provision for credit losses 315 (45) 270
Noninterest expense 4,296 (184) 4,112
Income before income taxes 2,094 360 2,454
Income taxes 627 125 752
Net income $1,467 $235 $1,702
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Total revenue 8,572 (1,812) (1,097) 144 5,807
Provision for credit losses 124 124
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
Net income $2,595 $(1,081) $(137) $137 $1,514
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation, (2) the $210 million net loss representing the mark-to-market adjustment on our remaining
BlackRock LTIP shares obligation, (3) acquisition integration costs totaling $151 million, and (4) Visa indemnification charge of $82 million. The net tax impact of these items is reflected in the adjustment to income taxes.
(a) Includes the impact of the following pretax items: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs ($91 million of noninterest expense and $10 million impact on noninterest income), $48 million mortgage loan portfolio repositioning loss, and $12 million net loss related to our BlackRock LTIP shares obligation. The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Noninterest income 4,173 (1,214) $163 3,122
Total revenue 6,327                      (1,226)                          163                           5,264
Provision for credit losses 21 21
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
For the year ended December 31, 2004 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Noninterest income 3,572 (745) $101 2,928
Total revenue 5,541                      (759)                             101                           4,883
Provision for credit losses 52 52
Noninterest expense 3,712 (564) 3,148
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197

Non-GAAP to GAAP Reconcilement
Appendix
Adjusted
In millions 2004 2005 2006 2007 '04-'07 CAGR
Adjusted net interest income $1,955 $2,142 $2,235 $2,915 14%
Adjusted noninterest income 2,928 3,122 3,572 3,921 10%
Adjusted total revenue 4,883 5,264 5,807 6,836 12%
Adjusted noninterest expense 3,148 3,453 3,587 4,112 9%
Adjusted net income 1,197                          1,325                    1,514               1,702                  12%
Adjusted operating leverage 3%
Reported
In millions 2004 2005 2006 2007 '04-'07 CAGR
Net interest income, as reported $1,969 $2,154 $2,245 $2,915 14%
Noninterest income, as reported 3,572 4,173 6,327 3,790 2%
Total revenue, as reported 5,541 6,327 8,572 6,705 7%
Noninterest expense, as reported 3,712 4,306 4,443 4,296 5%
Net income, as reported 1,197                          1,325                    2,595               1,467                  7%
Operating leverage, as reported 2%
For the year ended December 31, as adjusted
For the year ended December 31, as reported

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of Super-Regional Banks
Appendix